Exhibit 99.2

                           CERTIFICATE OF DESIGNATION

                                       OF

                          THE SERIES D PREFERRED STOCK

                                       OF

                       ADVANCE DISPLAY TECHNOLOGIES, INC.

                      (Pursuant to Section 7-106-102 of the
                           Colorado Revised Statutes)


                      ------------------------------------


         Advance Display Technologies, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Company"), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the Articles of Incorporation of the Company (the "Articles of Incorporation"), as amended, the following resolution was adopted as of November 25, 2003 by the Board pursuant to Section 7-106-102 of the Colorado Revised Statutes:

         RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, there shall be created a series of Preferred Stock, $.001 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

         1. Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as "Series D Preferred Stock" (the "Series D Preferred Stock"). The authorized number of shares of Series D Preferred Stock shall be 60,000,000.

         2. Conversion.

         (a) Right to Convert. Each share of Series D Preferred Stock shall be convertible into a number of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company equal to the applicable Liquidation Amount (as defined in Section 5 herein) divided by the then applicable Conversion Price (as defined herein), at any time, or from time to time, at the election of the holder.

         (b) Effecting a Conversion. The holder shall effect a Conversion by surrendering to the Company the certificate or certificates representing the shares of Series D Preferred Stock to be converted, together with written notice of its election to convert and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued (a "Shareholder Conversion Notice"). Each Shareholder Conversion Notice shall specify the number of shares of Series D Preferred Stock to be converted and the date on which such conversion is to be effected, which date may be neither prior to, nor more than ten days after, the date the holder delivers such Shareholder Conversion Notice. If no conversion date is specified in a Shareholder Conversion Notice, the conversion date shall be the date that the Shareholder Conversion Notice is delivered to the Company. Each Shareholder Conversion Notice, once given, shall be irrevocable. A holder of Series D Preferred Stock may only convert shares of Series D Preferred Stock in blocks equal to the lesser of (i) the number of shares of Series D Preferred Stock convertible into 100 shares of Common Stock and (ii) all shares of Series D Preferred Stock then held by the holder. All fractional shares resulting from the conversion of the Series D Preferred Stock shall be rounded up to the next highest whole share. All certificates representing shares of Series D Preferred Stock surrendered for conversion shall be delivered to the Company for cancellation and canceled by it. As promptly as practicable (but no more than three business days) after the surrender of any shares of Series D Preferred Stock, the Company shall (subject to compliance with the applicable provisions of federal and state securities laws) deliver to the holder of such shares so surrendered certificate(s) representing the number of fully paid and nonassessable shares of Common Stock into which such shares are entitled to be converted (and a certificate for shares of Series D Preferred Stock if the holder is converting less than all shares of Series D Preferred Stock represented by the certificate or certificates tendered in connection with the applicable Conversion). Upon any Conversion, accrued and unpaid dividends shall be paid in cash, to the extent funds are legally available therefor.

         (c) Conversion Price. The initial conversion price per share of the Series D Preferred Stock (the "Conversion Price") shall be equal to $.0167 per share of Common Stock into which such number of shares of Series D Preferred Stock is convertible, subject to adjustment as provided in Section 3.

         (d) Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Series D Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Series D Preferred Stock, not less than such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and freely tradable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, in addition to such other remedies as shall be available to the holders of such Series D Preferred Stock, the Company will take such corporate action necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         (e) Issue Taxes. The Company shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares of Series D Preferred Stock specifies that the shares of Common Stock to be issued in a Conversion are to be issued in a name or names other than the name or names in which such Series D Preferred Stock stand, then the Company shall not be required to pay any additional transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Company or the transfer agent for the Series D Preferred Stock at the time of Conversion of the Series D Preferred Stock, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the Series D Preferred Stock were registered, despite the instructions to the contrary.

         3. Adjustment of Conversion Price. The number and kind of securities issuable upon the conversion of the Series D Preferred Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

         (a) Subdivision or Combination of Shares. In the event that the Company shall at any time or from time to time, prior to conversion of shares of Series D Preferred Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares or (y) combine the outstanding shares of Common Stock into a smaller number of shares, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of any share of Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series D Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 3(a) shall become effective retroactively in the case of any such subdivision or combination, to the close of business on the day upon which such corporate action becomes effective.

         (b) Stock Dividends. In case additional shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), the Conversion Price shall be reduced, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Company shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

         (c) Recapitalization or Reclassification of Common Stock. In case of any (i) capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or (ii) exchange or conversion of the Common Stock for or into securities of another corporation or other entity, or (iii) consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or
(iv) sale, lease or other conveyance of all or substantially all of the assets of the Company, then in each instance referred to in the preceding clauses (i) through (iv), the Board and the entity formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires (by sale, lease or other conveyance) such assets, as the case may be, shall make provision (including upon the election of the holder of Series D Preferred Stock pursuant to Section 5 below) such that the Series D Preferred Stock shall thereafter be convertible for the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification, consolidation, merger, sale, lease or other conveyance, as the case may be, by a holder of shares of Common Stock equal to the number of shares of Common Stock underlying the Series D Preferred Stock issuable upon the conversion of the Series D Preferred Stock immediately prior to the effective date of such capital reorganization, reclassification, merger, consolidation, sale, lease or other conveyance and, in each instance referred to in the preceding clauses (i) through (iv) (each, a "Transaction"), appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holder of the Series D Preferred Stock, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of shares underlying the Series D Preferred Stock) shall thereafter be applicable, as near as reasonably may be, in relation to any such shares of stock or other securities or other property thereafter deliverable upon conversion of the Series D Preferred Stock. The Company shall not enter into any Transaction unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (c).

         The Company shall not effect any transaction described in this subsection 3(c) unless (i) it first gives, to the extent practical, twenty (20) days' prior written notice (but in any event at least ten (10) days prior written notice) of such merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event or sale of assets (during which time the holders of Series D Preferred Stock shall be entitled to convert some or all of their shares of Series D Preferred Stock) and (ii) the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligations of this subsection 3(c). The provisions of this subsection 3(c) shall similarly apply to successive consolidations, reorganizations, reclassifications, exchanges, conversions, mergers, sales, leases and other conveyances.

         (d) Other Provisions Applicable to Adjustment Under this Section 3. The following provisions shall be applicable to the adjustments in the Conversion Price as provided in this Section 3.

                  (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

                  (ii) Other Action Affecting Common Stock. If the Company shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 3(a) through 3(c) hereof, inclusive, which would have an inequitable effect on the holders of the Series D Preferred Stock, then the Conversion Price shall be adjusted in such manner and at such times as the Board on the advice of the Company's independent public accountants may in good faith determine to be equitable in the circumstances.

                  (iii) Minimum Adjustment. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

                  (iv) Certain Adjustments. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

         (e) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred Stock against impairment.

         (f) Notices of Adjustments. Whenever the Conversion Price is adjusted as herein provided, the Chief Financial Officer (or other senior executive officer in the absence of such person) of the Company shall, in good faith, compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to each record holder of the Series D Preferred Stock.

         4. Ranking.

         The Series D Preferred Stock shall rank, as to dividends, rights upon liquidation, dissolution or winding up, senior and prior to (i) the Common Stock and (ii) the Series E Preferred Stock and the Series F Preferred Stock. Future issuances of preferred stock may be on a parity with, but may not be senior to, the Series D Preferred Stock with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise, provided, however, that one or more future issuances of preferred stock which provides for greater rights for such preferred stock with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise but only to the extent that the greater amount of such preferential right is directly proportional to, and reflective of, a higher cash purchase price paid by the purchasers of such additional preferred stock (after accounting for conversion ratios, stock splits, stock dividends, recapitalizations and similar transactions), shall be considered to be in parity with, and not senior to, the Series D Preferred Stock for purposes hereof. All equity securities of the Company to which the Series D Preferred Stock ranks senior to, whether with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities," all equity securities of the Company to which the Series D Preferred Stock ranks on a parity with, if any, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as "Parity Securities" and all equity securities of the Company to which the Series D Preferred Stock ranks junior, if any, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise are collectively referred to herein as "Senior Securities").

         5. Liquidation Rights.

         (a) Liquidation Preference. Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization laws, or dissolution or winding up of the Company (each, but excluding Deemed Liquidations as defined in subsection (c), below, a "Liquidation"), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series D Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its shareholders (the "Available Assets") an amount per share equal to the "Liquidation Amount." For purposes of a Liquidation other than a Deemed Liquidation, the Liquidation Amount shall mean the original issue price per share of the Series D Preferred Stock ($.0167, as adjusted for stock splits, dividends, combinations or other recapitalization of the Series D Preferred Stock) including any accrued but unpaid dividends on such share (the "Liquidation Preference"). Notwithstanding the foregoing, if the distribution to be made to the holders of Series D Preferred Stock would be greater than the Liquidation Preference if such shares of Series D Preferred Stock were deemed to be converted into shares of Common Stock, then rather than receiving the Liquidation Preference, the holders of Series D Preferred Stock shall be paid pro rata with the holders of Common Stock (as if their shares had been converted into Common Stock pursuant to Section 2 above immediately prior to the Liquidation). If the Available Assets are insufficient to pay the holders of Series D Preferred Stock the full amount of the Liquidation Amount, the holders of Series D Preferred Stock will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         (b) Priority. Upon the completion of the distribution required by
Section 5(a), and any other distribution to any other class or series of Senior Securities, if assets remain in the Company, the remaining assets of the Company available for distribution to shareholders shall be distributed among the holders of Junior Securities that are entitled to a participating payment.

         (c) Deemed Liquidation. For the purposes of this Section 5, the following shall be deemed to be a Liquidation (a "Deemed Liquidation"): (i) the merger, reorganization or consolidation of the Company into or with another corporation or other similar transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of or in which the shareholders of the Company immediately prior to such merger, reorganization or consolidation own less than 50% of the Company's voting power immediately after or (ii) the sale of all or substantially all the assets of the Company. If the holders of a majority of the then outstanding shares of Series D Preferred Stock, acting together as a single class, elect to waive application of this subsection (c) by giving written notice thereof to the Company, such event will not be a "Deemed Liquidation." Upon a Deemed Liquidation, holders of Series D Preferred Stock shall be entitled to receive the greater of (i) the Liquidation Preference or (ii) the cash and/or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity pro rata based on the number of shares of the Common Stock held by each (as if their shares had been converted into Common Stock pursuant to Section 2 above immediately prior to the Deemed Liquidation). The value of such property, rights or other securities shall be determined in good faith by the Board.

         (d) Notice. The Company will send a written notice of a Liquidation to the holders of record of the Series D Preferred Stock, stating a payment date, the Liquidation Amount and the place where the Liquidation Amount will be paid, using any of the following delivery methods: (i) in person; (ii) mailed by certified or registered mail, return receipt requested; (iii) sent by national courier; or (iv) sent by telecopier, not less than 25 days prior to the payment date stated therein. The notice will be addressed to each holder at its address as shown by the records of the Company.

         6. Dividends.

         Subject to the prior rights of holders of any class of stock at the time outstanding having prior rights as to dividends, the holders of the Series D Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors, in parity with the holders of Common Stock.

         7. Voting Rights.

         Each holder of outstanding shares of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series D Preferred Stock held of record by such holder are convertible at each meeting of shareholders of the Company (and written actions of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Company for their action or consideration. Except as provided by law and by the provisions of Section 9 below, the holders of shares of Series D Preferred Stock shall vote together with the holders of Common Stock as a single class.

         The Company shall provide each holder of Series D Preferred Stock with prior written notification of any meeting of the shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any undertaking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to each holder, at least ten (10) days prior to the record date specified therein (or twenty (20) days prior to the consummation of any transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

         To the extent that, under the Colorado Business Corporation Act, Colo. Rev. Stat. ss. 7-1-101, or any successor act, statute or law (the "CBCA") the vote of the holders of the Series D Preferred Stock, voting separately as a class or Series as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the holders of at least a majority of the shares of the Series D Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of holders of all the shares of Series D Preferred Stock (except as otherwise may be required under the CBCA) shall constitute the approval of such action by the class. To the extent that, under the CBCA, holders of the Series D Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series D Preferred Stock shall entitle the holder thereof to cast that a number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible using the record date for determining the shareholders of the Company eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Series D Preferred Stock shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Company's bylaws and the CBCA).

         8. No Reissuance of Series D Preferred Stock.

         No share or shares of Series D Preferred Stock acquired by the Company by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares of Series D Preferred Stock shall be cancelled, retired and eliminated from the shares of Series D Preferred Stock which the Company shall be authorized to issue. Any such shares of Series D Preferred Stock acquired by the Company shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series D Preferred Stock.

         9. Registered Holders.

         A holder of Series D Preferred Stock registered on the Company's stock transfer books as the owner of shares of Series D Preferred Stock shall be treated as the owner of such shares for all purposes. All notices and all payments required to be mailed to a holder of shares of Series D Preferred Stock shall be mailed to such holder's registered address on the Company's stock transfer books, and all dividends and redemption payments to a holder of Series D Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at his registered address on the Company's stock transfer books.

         The name and address of the individual who caused this Certificate of Designation to be delivered for filing is: Matthew W. Shankle, 7334 South Alton Way, Building 14, Suite F, Englewood, Colorado 80112.

                           CERTIFICATE OF DESIGNATION
                                       OF

                          THE SERIES E PREFERRED STOCK

                                       OF

                       ADVANCE DISPLAY TECHNOLOGIES, INC.

                      (Pursuant to Section 7-106-102 of the
                           Colorado Revised Statutes)


                      ------------------------------------


         Advance Display Technologies, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Company"), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the Articles of Incorporation of the Company (the "Articles of Incorporation"), as amended, the following resolution was adopted as of November 24, 2003 by the Board pursuant to Section 7-106-102 of the Colorado Revised Statutes:

         RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, there shall be created a series of Preferred Stock, $.001 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

         1. Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as "Series E Preferred Stock" (the "Series E Preferred Stock"). The authorized number of shares of Series E Preferred Stock shall be 1,008,985 (the "Shares").

         2. Conversion. The Series E Preferred Stock shall not be convertible into any other security of the Company.

         3. Redemptions.

              (a) Redemptions. The Company may, but shall not be obligated to, redeem all or a portion of the then outstanding Shares at any time beginning on November 26, 2006. The date of any redemption shall be referred to herein as the "Redemption Date." (the "Redemption Date")

              (b) Redemption Price. For each Share which is to be redeemed, the Company will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Company's principal office of the certificate representing such Share) an amount in immediately available funds (the "Redemption Price") equal to the original issue price per share of the Series E Preferred Stock, initially $1.00, but which may be adjusted for stock splits, stock dividends, combinations or other recapitalization of the Series E Preferred Stock, plus the amount of any accrued but unpaid dividends on such Shares.

              (c) Notice of Redemption. The Corporation will mail written notice of each redemption to each record holder not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder promptly after surrender of the certificate representing the redeemed Shares.

              (d) Rights After Redemption Date. No Share is entitled to any dividends declared after its Redemption Date. On such date, all rights of the holder of such Share will cease and such Share will not be deemed to be outstanding.

         4. Ranking. The Series E Preferred Stock shall rank, as to dividends, rights upon liquidation, dissolution or winding up, senior and prior to the Common Stock and the Series F Preferred Stock except as otherwise approved by the affirmative vote or consent of the holders of shares of Series E Preferred Stock. All equity securities of the Company to which the Series E Preferred Stock ranks senior to, whether with respect to dividends, rights upon liquidation, dissolution, winding up or otherwise, including the Series F Preferred Stock and the Common Stock, are collectively referred to herein as "Junior Securities." All equity securities of the Company to which the Series E Preferred Stock ranks on a parity with, if any, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, are collectively referred to herein as "Parity Securities." All equity securities of the Company to which the Series E Preferred Stock ranks junior, whether with respect dividends or upon liquidation, dissolution, winding up or otherwise including the Series D Preferred Stock are collectively referred to herein as "Senior Securities".

         5. Liquidation Rights.

              (a) Liquidation Preference. Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization laws, or dissolution or winding up of the Company (each, a "Liquidation"), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series E Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its stockholders (the "Available Assets") an amount per share equal to the "Liquidation Amount." The Liquidation Amount shall mean the original issue price per share of the Series E Preferred Stock, initially $1.00, but as adjusted for stock splits, stock dividends, combinations or other recapitalization of the Series E Preferred Stock, including any accrued but unpaid dividends on such share (the "Liquidation Preference").

              (b) Priority. The holders of Senior Securities, if any, shall be paid the amount of their senior liquidation preference, if any, before any payment to the holders of Series E Preferred Stock. Upon full satisfaction of the liquidation preference to the holders of Senior Securities, the holders of Series E Preferred Stock and any Parity Securities shall be paid the Available Assets in accordance with their aggregate Liquidation Amounts. If the Available Assets are insufficient to pay the holders of Series E Preferred Stock the full amount of the Liquidation Amount, the holders of Series E Preferred Stock will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the Shares held by them upon such distribution if all amounts payable on or with respect to such Shares were paid in full. Upon full satisfaction of the liquidation preference to the holders of Senior Securities and the Series E Preferred Stock, the remaining assets of the Company available for distribution to shareholders shall be distributed among the holders of Junior Securities that are entitled to such payment.

              (c) Notice. The Company will send a written notice of a Liquidation to the holders of record of the Series E Preferred Stock, stating a payment date, the Liquidation Amount and the place where the Liquidation Amount will be paid, using any of the following delivery methods: (i) in person; (ii) mailed by certified or registered mail, return receipt requested; (iii) sent by national courier; or (iv) sent by telecopier, not less than 5 days prior to the payment date stated therein. The notice will be addressed to each holder at its address as shown by the records of the Company.

         6. Dividends.

         The holders of outstanding Series E Preferred Stock on December 31st of each year shall be entitled to receive cumulative dividends, which dividends shall accrue, whether or not declared by the Board of Directors, annually on the 31st day of December of each year. The dividend shall accrue at a rate of 5% of the initial Liquidation Preference per share of Series E Preferred Stock. All accrued and unpaid dividends shall be paid only upon a Liquidation or Redemption of Series E Preferred Stock as provided elsewhere in this Certificate. Dividends shall begin to accrue on the Series E Preferred Stock as of December 31, 2003. Any unpaid dividends shall not bear interest.

         7. Voting Rights. The holders of Series E Preferred Stock shall not be entitled to any voting rights other than those required by law. To the extent that, under the Colorado Business Corporation Act, Colo. Rev. Stat. ss. 7-1-101, or any successor act, statute or law (the "CBCA") the vote of the holders of the Series E Preferred Stock, voting separately as a class or Series as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the holders of at least a majority of the shares of the Series E Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of holders of all of the shares of Series E Preferred Stock (except as otherwise may be required under the CBCA) shall constitute the approval of such action by the class. Holders of the Series E Preferred Stock shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Company's bylaws and the CBCA.

         8. No Reissuance of Series E Preferred Stock.

         No share or shares of Series E Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares of Series E Preferred Stock shall be cancelled, retired and eliminated from the shares of Series E Preferred Stock which the Company shall be authorized to issue. Any such shares of Series E Preferred Stock acquired by the Company shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series E Preferred Stock.

         9. Registered Holders.

         A holder of Series E Preferred Stock registered on the Company's stock transfer books as the owner of shares of Series E Preferred Stock shall be treated as the owner of such shares for all purposes. All notices and all payments required to be mailed to a holder of shares of Series E Preferred Stock shall be mailed to such holder's registered address on the Company's stock transfer books, and all dividends and redemption payments to a holder of Series E Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at his registered address on the Company's stock transfer books.

         The name and address of the individual who caused this Certificate of Designation to be delivered for filing is: Matthew W. Shankle, 7334 South Alton Way, Building 14, Suite F, Englewood, Colorado 80112.

                           CERTIFICATE OF DESIGNATION
                                       OF

                          THE SERIES F PREFERRED STOCK

                                       OF

                       ADVANCE DISPLAY TECHNOLOGIES, INC.

                      (Pursuant to Section 7-106-102 of the
                           Colorado Revised Statutes)


                      ------------------------------------


         Advance Display Technologies, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Company"), hereby certifies that, pursuant to the authority vested in the Board of Directors of the Company (the "Board") by the Articles of Incorporation of the Company (the "Articles of Incorporation"), as amended, the following resolution was adopted as of November 25, 2003 by the Board pursuant to Section 7-106-102 of the Colorado Revised Statutes:

         RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, there shall be created a series of Preferred Stock, $.001 par value, which series shall have the following designations and number thereof, powers, preferences, rights, qualifications, limitations and restrictions:

         1. Designation and Number of Shares. There shall hereby be created and established a series of Preferred Stock designated as "Series F Preferred Stock" (the "Series F Preferred Stock"). The authorized number of shares of Series F Preferred Stock shall be 4,549,015 (the "Shares").

         2. Conversion. The Series F Preferred Stock shall not be convertible into any other security of the Company.

         3. Redemptions.

              (a) Redemptions. The Company may, but shall not be obligated to, redeem all or a portion of the then outstanding Shares at any time beginning on November 26, 2006. The date of any redemption shall be referred to herein as the "Redemption Date." (the "Redemption Date").

              (b) Redemption Price. For each Share which is to be redeemed, the Company will be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Company's principal office of the certificate representing such Share) an amount in immediately available funds (the "Redemption Price") equal to the original issue price per share of the Series F Preferred Stock, initially $1.00, but which may be adjusted for stock splits, stock dividends, combinations or other recapitalization of the Series F Preferred Stock.

              (c) Notice of Redemption. The Corporation will mail written notice of each redemption to each record holder not less than 30 days prior to the date on which such redemption is to be made. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares will be issued to the holder thereof without cost to such holder promptly after surrender of the certificate representing the redeemed Shares.

              (d) Rights After Redemption Date. After any Redemption Date, all rights related to Shares redeemed on such Redemption Date shall cease and such Shares will not be deemed to be outstanding.

         4. Ranking. The Series F Preferred Stock shall rank, as to rights upon liquidation, dissolution or winding up, senior and prior to the Common Stock but junior to the Series D Preferred Stock and the Series E Preferred Stock, except as otherwise approved by the affirmative vote or consent of the holders of shares of Series F Preferred Stock. All equity securities of the Company to which the Series F Preferred Stock ranks senior to, whether with respect to rights upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities." All equity securities of the Company to which the Series F Preferred Stock ranks on a parity with, if any, whether with respect to liquidation, dissolution, winding up or otherwise, are collectively referred to herein as "Parity Securities." All equity securities of the Company to which the Series F Preferred Stock ranks junior, whether with respect liquidation, dissolution, winding up or otherwise including the Series D Preferred Stock and the Series E Preferred Stock, are collectively referred to herein as "Senior Securities."

         5. Liquidation Rights.

              (a) Liquidation Preference. Upon a voluntary or involuntary liquidation, under applicable bankruptcy or reorganization laws, or dissolution or winding up of the Company (each, a "Liquidation"), before any distribution of assets shall be made to the holders of Junior Securities, the holder of each share of Series F Preferred Stock then outstanding shall be paid out of the assets of the Company legally available for distribution to its stockholders (the "Available Assets") an amount per share equal to the "Liquidation Amount." The Liquidation Amount shall mean the original issue price per share of the Series F Preferred Stock, initially $1.00, but as may be adjusted for stock splits, stock dividends, combinations or other recapitalization of the Series F Preferred Stock (the "Liquidation Preference").

              (b) Priority. The holders of Senior Securities, if any, shall be paid the amount of their senior liquidation preference, if any, before any payment to the holders of Series F Preferred Stock.. Upon full satisfaction of the liquidation preference to the holders of Senior Securities, the holders of Series F Preferred Stock and any Parity Securities shall be paid the Available Assets in accordance with their aggregate Liquidation Amounts. If the Available Assets are insufficient to pay the holders of Series F Preferred Stock the full amount of the Liquidation Amount, the holders of Series F Preferred Stock will share ratably in the distribution of the Available Assets in proportion to the respective amounts that would otherwise be payable in respect of the Shares held by them upon such distribution if all amounts payable on or with respect to such Shares were paid in full. Upon full satisfaction of the liquidation preference to the holders of Senior Securities and the Series F Preferred Stock, the remaining assets of the Company available for distribution to shareholders shall be distributed among the holders of Junior Securities that are entitled to such payment.

              (c) Notice. The Company will send a written notice of a Liquidation to the holders of record of the Series F Preferred Stock, stating a payment date, the Liquidation Amount and the place where the Liquidation Amount will be paid, using any of the following delivery methods: (i) in person; (ii) mailed by certified or registered mail, return receipt requested; (iii) sent by national courier; or (iv) sent by telecopier, not less than 5 days prior to the payment date stated therein. The notice will be addressed to each holder at its address as shown by the records of the Company.

         6. Dividends. The Company shall not be required to pay, and the holders of Series F Preferred Stock are not entitled to receive any dividends on the Shares under any circumstances.

         7. Voting Rights. The holders of Series F Preferred Stock shall not be entitled to any voting rights other than those required by law. To the extent that, under the Colorado Business Corporation Act, Colo. Rev. Stat. ss. 7-1-101, or any successor act, statute or law (the "CBCA") the vote of the holders of the Series F Preferred Stock, voting separately as a class or Series as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the holders of at least a majority of the shares of the Series F Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of holders of all of the shares of Series F Preferred Stock (except as otherwise may be required under the CBCA) shall constitute the approval of such action by the class. Holders of the Series F Preferred Stock shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Company's bylaws and the CBCA.

         8. No Reissuance of Series F Preferred Stock.

         No share or shares of Series F Preferred Stock acquired by the Company by reason of redemption, purchase, or otherwise shall be reissued, and all such shares of Series F Preferred Stock shall be cancelled, retired and eliminated from the shares of Series F Preferred Stock which the Company shall be authorized to issue. Any such shares of Series F Preferred Stock acquired by the Company shall have the status of authorized and unissued shares of Preferred Stock issuable in undesignated Series and may be redesignated and reissued in any series other than as Series F Preferred Stock.

         9. Registered Holders.

         A holder of Series F Preferred Stock registered on the Company's stock transfer books as the owner of shares of Series F Preferred Stock shall be treated as the owner of such shares for all purposes. All notices and all payments required to be mailed to a holder of shares of Series F Preferred Stock shall be mailed to such holder's registered address on the Company's stock transfer books, and all redemption payments to a holder of Series F Preferred Stock made hereunder shall be deemed to be paid in compliance hereof on the date such payments are deposited into the mail addressed to such holder at his registered address on the Company's stock transfer books.

         The name and address of the individual who caused this Certificate of Designation to be delivered for filing is: Matthew W. Shankle, 7334 South Alton Way, Building 14, Suite F, Englewood, Colorado 80112.



                                       4